==============================================================================

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 --------------



                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          December 5, 2001
                                                         ---------------------



                                LOEWS CORPORATION
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
                                                          --------------------



                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



==============================================================================


Item 5.  Other Events

  On December 5, 2001, Registrant's 89% owned subsidiary, CNA Financial Corporation ("CNA"), filed two Current Reports on Form 8-K. One Report related to the issuance by CNA of a press release announcing that CNA will record fourth quarter charges related principally to restructuring its Property-Casualty and Life Operations, discontinuation of variable life and annuity business, and consolidation of real estate locations and related corporate staff departments reductions. The second Report related to the issuance by CNA of a press release announcing CNA's estimate for potential losses associated with the recent filing by certain Enron entities for reorganization under Chapter 11 of the Bankruptcy Code.

  A copy of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              Exhibit No.                Description
              ----------                 -----------

                 99.1 Press Release issued by CNA Financial Corporation, announcing that it will record fourth quarter charges related principally to restructuring its Property-Casualty and Life Operations, discontinuation of variable life and annuity business, and consolidation of real estate locations and related corporate staff departments reductions.

                 99.2 Press Release issued by CNA Financial Corporation related to its estimate for potential losses associated with the recent filing by certain Enron entities for reorganization under Chapter 11 of the Bankruptcy Code.

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   LOEWS CORPORATION
                                                   ----------------------



Dated:  December 6, 2001                      By:  /s/ Barry Hirsch
                                                   ----------------------
                                                   Barry Hirsch,
                                                   Senior Vice President,
                                                    General Counsel and
                                                    Secretary